U.S. MINING, INC.
                                  P.O. BOX 343
                           MILLBURN, NEW JERSEY 07041

March 6, 1998

J. Terry Andersen
President
Franklin Consolidated Mining Company, Inc.
76 Beaver Street, Room 500
New York, New York 10005

Re:  Franklin Consolidated Mining Company, Inc. (the "Company")
     ----------------------------------------------------------

CERTIFIED MAIL RETURN RECEIPT REQUESTED

Dear Terry:

     The letter between the Company and myself, dated September 25, 1997 provides, in pertinent part: "....WM may, upon written notice to Franklin, terminate its obligations hereunder at any time prior to the execution of definitive agreements." In compliance with the pertinent language contained in said letter of the September 25, 1997; this writing, on behalf of myself, in an individual capacity, POS, Financial, Inc., and U.S. Mining, Inc. is designed (with the exception of any rights, under any promissory notes, loans, liens, pledges, claims or security Interests held by POS, Financial, Inc., or U.S. Mining, Inc., with respect to the Company existing as of the date hereof and/or hereafter created) to terminate any obligations of whatsoever nature that might have been created as a result of said letter.


/s/ William C. Martucci
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William C. Martucci, in his individual capacity

POS, Financial, Inc.
A New Jersey Corporation


/s/ William C. Martucci
-----------------------------------------------
William C. Martucci,

U.S. Mining, Inc.
A New Jersey Corporation


/s/ William C. Martucci
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William C. Martucci, President